S ECU RE LOG IST ICS. WORLDW ID E. Second Quarter J u l y 26 , 2017 Exhibit 99.2

Safe Harbor Statement and Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2017 non-GAAP outlook, including revenue, organic growth, operating profit, operating profit margin, earnings per share, capital expenses and adjusted EBITDA; 2019 non-GAAP financial targets, including revenue, organic growth, operating profit, adjusted EBITDA and earnings per share; results from improvement initiatives; closing of the Temis acquisition and the impact of completed acquisitions including synergies. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues, currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions (including those in the home security industry) and to successfully integrate acquired companies; costs related to dispositions and market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims ; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business and reputation; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2016, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the First Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 2

CEO Overview Doug Pertz

CEO Overview 4 SECOND-QUARTER HIGHLIGHTS • Strong improvement in revenue, operating profit, earnings and cash flow • Profit growth in North and South America led by U.S., Mexico, Brazil and Argentina • Execution of 3-year strategic plan gaining traction • 4 acquisitions completed YTD through 7/26; Temis expected to close in 4Q, more in pipeline • 2017 non-GAAP EPS guidance raised to $2.95 - $3.05 per share o Includes $.09 from completed acquisitions • 2019 non-GAAP adjusted EBITDA target raised to $560 million o Includes $60 million from completed acquisitions Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

Second-Quarter 2017 Non-GAAP Results 5 Continued Momentum in Second Quarter ($ in millions) $717 $760 2016 2017 REVENUE ($ Millions) +6% Organic $39 $60 2016 2017 5.5% Margin OPERATING PROFIT 7.9% Margin + 52% ADJUSTED EBITDA $70 $91 0 20 40 60 80 100 2016 2017 9.7% Margin 12% Margin ($ Millions) +31% EPS +64% $0.39 $0.64 2016 2017 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

Non-GAAP Operating Profit 2016 – 2019 6 New Target: 11%+ Operating Margin in 2019 ($ Millions) 2016 Actual Rest of World Contingency 2019 TargetNorth America South America $212 $400 $125 $58 $27 ($67) $355 $45 Completed Acquisitions July 2017 OP Margin 7.3% 3.5% 1.1% 0.3% (1.7%) 10.5% 0.8% 11.3% (as of July 2017) Includes: AATI LGS Pagfacil Maco 2019 Target before Acquisitions

7 Sales, Marketing & Intelligent Safes Global Breakthrough Initiatives • “Next generation” trucks starting to come on-line in U.S. • Lower R&M expenses beginning to have an impact in U.S. and Mexico • Expect to convert 60% of U.S. routes by end of 2019 • Lower labor costs beginning to have impact in U.S., Mexico and Canada • Installed high-speed money processing machines in Chicago, Brooklyn; several more locations by year-end 2017 • CompuSafe® service ramping up in U.S., Mexico, Brazil and several other countries • Recycler pilots in progress, expect relatively small impact from additional sales in 2017 • Successfully working with union in Mexico to drive labor efficiency Reduced Crew Size Fleet Investments Network Optimization Labor Management

APG – Accelerate Profitable Growth

BRINKS

Executing Our Plan to Acquire Core Business in Core Markets

Acquisition Update:

- "Core – Core" – Core businesses in Core Markets
- 4 completed YTD through 7/26
  - Expected to be accretive in 2017
  - Expect significant accretion in 2019
- Temis France expected to close in 4Q
- Robust pipeline of additional opportunities

Expected impact of completed acquisitions on 2019 non-GAAP targets:

- +$175 million revenue
- +$45 million operating profit
- +$60 million adjusted EBITDA
- +$.45 EPS



U.S.
(AATI)
France
(Temis
announced
7/25)
Brazil
(PagFacil)
Chile
(LGS)
Argentina
(Maco)

Synergistic, Accretive Acquisitions in Our Core Markets

8

Maco Accelerates Profitable Growth (APG) • $209 million expected purchase price • $90 million LTM revenue, $24 million LTM adjusted EBITDA • Significant consolidation synergies expected • ~6x Adjusted EBITDA post-integration (8.7x pre-integration) • Solidifies #2 position in Argentina • Strong customer base, increased route density • Expected to be slightly accretive in 2017, significant contribution in 2019 9 Core Acquisition in High-Margin Market Brink's Brink’s Maco Prosegur Loomis Growing Share…in a Growing Market Source: Internal estimates Argentina

Ron Domanico Financial Review

Value Creation Strategy – Brink’s Building Blocks GROWTH (APG) • Grow Organically • Pursue Adjacencies • Introduce Differentiated Service (IDS) • Make Acquisitions MARGINS (CTG) • Pricing • Lean Cost Structure • Optimize Procurement • Operating Leverage • Corporate Cost Discipline • Interest, Taxes, EPS RETURNS (ROI) • Capital Structure • Financial Leverage • Capital Expenditures • Accretive Acquisitions • Shareholder Returns CREDIBILITY • Reduce Complexity • Increase Transparency • Set Aggressive Targets • Meet / Exceed Goals 11

($ Millions) 0% 6% Organic Adjusted 2016 RevenueCurrency Acq/Disp 2016 Revenue 2017 Revenue 0%% Change Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. $717 $717 $760 ( $3 ) $3 $43 Non-GAAP Revenue: Second Quarter 2017 vs 2016 12

5.5% 7.9% Organic Adjusted 2016 Op ProfitCurrency Acq/Disp 2016 OP Profit 2017 OP Profit OP Margin $39 $38 $60 ($2) $1 $22 Non-GAAP Operating Profit: Second Quarter 2017 vs 2016 13 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. ($ Millions)

$60 $33 $91 $34 $25 ($7) ($19) ($2) ($ Millions, except EPS) EPS 2017 $0.64 2016 $0.39 Net Interest & Other TaxesOp Profit Income from Continuing Ops D&A Minority Interest Interest Exp. &Taxes Adjusted EBITDA ($1) ($6)$21 $13 $1_ $7 $21 vs 2016 Non-GAAP Results – Second Quarter 14 Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

$72 $113 2016 2017 5.1% Margin OPERATING PROFIT 7.5% Margin + 57% First-Half 2017 Non-GAAP Results 15 A Strong First Half $1,405 $1,500 2016 2017 REVENUE ($ Millions) +7% Organic ADJUSTED EBITDA $132 $174 2016 2017 9.4% Margin 11.6% Margin ($ Millions) +32% EPS +73% $0.70 $1.21 2016 2017 ($ Millions) Note: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2017 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com

2015 Actual 2016 Actual 2017 Outlook Capital Expenditures 16 ($ Millions) CAPITAL EXPENDITURES 2015 – 2017 CompuSafe® Facility Equipment / Other IT Armoured Vehicle D&A $132 $127 ~$145 Reinvestment Ratio1 0.9 1.1 TBD $124 Total Before CompuSafe® $137 $180 Total Before CompuSafe® CompuSafe® 1. See Non-GAAP reconciliation in Appendix $106 Total Before CompuSafe® $116

($ Millions) Leverage Ratio* 0.9 0.7 1.0 Note: No cash payments expected until 2021 for primary U.S. pension plan and 2027 for UMWA, based on 12/31/16 actuarial assumptions Cash Net Debt Note: See reconciliation to GAAP results in Appendix Debt Adjusted EBITDA and Financial Leverage * Net Debt divided by Adjusted EBITDA $291 $333 $375 2015 2016 TTM Jun 2017 $313 $247 $360 $160 $174 $189 June 2016 Dec 2016 June 2017 $473 $421 $549 Debt and Leverage 17

($ Millions, except share price) Multiple 9.9%Margin 12.5% Multiple 6.1x 10.0x Source: Most recent trailing 12 months and publicly available peer financial information Share Price $28.49 $67.00 Adj. EBITDA Brink’s Peers Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earning Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding. Adjusted EBITDA 18 $161 $253 $124 $122 TTM June 2016 TTM June 2017 $375 $284 5.7x 7x 10.0x Dec 2015 Dec 2016 Jun 2017 Trailing 12 Months Multiple 8.6x 11.8x 7.8x Peer A Peer B Peer C Depreciation & Amortization /Other Op Profit

2017 Non-GAAP Guidance Increased 2016 Results Prior 2017 Guidance (4/26/2017) Organic Currency Acquisitions (1) Updated 2017 Guidance (7/26/2017) Increase vs 2016 Revenue $2,908 $3,036 ‒ $92 $52 $3,180 9% Operating Profit $212 $235-$245 $20 $5 $10 $270-$280 ~30% Operating Margin 7.3% 7.8%-8.2% 8.5%-8.8% 1.2-1.5 pts. Adjusted EBITDA $333 $370-$380 $20 $5 $20 $415-$425 ~26% EPS $2.24 $2.55-$2.65 $.26 $.05 $.09 $2.95-$3.05 ~34% 19 Increase 1. Completed acquisitions as of 7/26/2017 ($ Millions, except EPS) Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earning Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

2019 Non-GAAP Guidance Increased 2016 Results Prior 2019 Guidance Organic Currency Acquisitions (1) Updated 2019 Guidance (7/26/2017) Increase vs 2016 Revenue $2,908 $3,275 ‒ $100 $175 $3,550 22% Operating Profit $212 $330 $20 $5 $45 $400 89% Operating Margin 7.3% 10% 11.3% 4 pts. Adjusted EBITDA $333 $475 $20 $5 $60 $560 68% EPS $2.24 $3.50 $.25 $.05 $.45 $4.25 90% 20 Increase ($ Millions, except EPS) 1. Completed acquisitions as of 7/26/2017 Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earning Release available in the Quarterly Results section of the Brink’s website: www.brinks.com. Amounts may not add due to rounding.

Conclusion

$163 $212 $270 - $280 $4005.5% 7.3% 8.5% - 8.8% 11.3% 2015 2016 2017 2019 Continued Improvement Expected in 2017 & Beyond Non-GAAP Operating Profit Margin 2017 Non-GAAP Outlook • Revenue $3.2 billion (6% organic growth) • Operating profit $270 - $280 million; margin 8.5% - 8.8% • Adjusted EBITDA $415 to $425 million • EPS $2.95- $3.05 ($ Millions, except % and per share amounts) 2019 Non-GAAP Targets • 8% annual revenue growth to $3.6 billion • Operating profit $400 million; margin 11.3% • Adjusted EBITDA $560 million • $4.25 EPS Target Note: See detailed reconciliations of non-GAAP to GAAP results included in the First Quarter 2017 Earnings Release and the Second Quarter 2017 Earnings release available in the Quarterly Results section of the Brink’s website: www.brinks.com. 22 Guidance

+ + Why Brink’s? Brink’s has the right leadership, the right strategy and the financial strength to drive superior shareholder returns. Market Strength • Premier global brand with unmatched footprint and customers in 100+ countries • Strong market position People • New leadership with proven track record • Customer-driven employees • Continuous improvement culture Strategy and Resources • Solid strategy • Industry’s strongest balance sheet

Questions?

Appendix

Non-GAAP Reconciliation — Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Net Debt (Unaudited) (In millions) a) Restricted cash borrowings are related to cash borrowed under lending arrangements used in the process of managing customer cash supply chains, which is currently classified as restricted cash and not available for general corporate purposes. b) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of June 30, 2017, December 31, 2016 and June 30, 2016. 26 June 30, December 31, June 30, (In millions) 2017 2016 2016 Debt: Short-term borrowings $ 175.7 162.8 77.2 Long-term debt 399.4 280.4 405.3 Total Debt 575.1 443.2 482.5 Restricted cash borrowings(a) (26.1) (22.3) (9.2) Total Debt without restricted cash borrowings 549.0 420.9 473.3 Less: Cash and cash equivalents 207.1 183.5 169.6 Amounts held by Cash Management Services operations(b) (18.4) (9.8) (9.6) Cash and cash equivalents available for general corporate purposes 188.7 173.7 160.0 Net Debt $ 360.3 247.2 313.3

Non-GAAP Reconciliation — Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations — Other Amounts (Unaudited) (In millions) Amounts Used to Calculate Reinvestment Ratio Property and Equipment Acquired During the Period Full-Year 2015 Full Year 2016 Capital expenditures — GAAP 101.1 112.2 Capital leases — GAAP 18.9 29.4 Total Property and equipment acquired 120.0 141.6 Venezuela property and equipment acquired (4.3) (5.0) Total property and equipment acquired excluding Venezuela 115.7 136.6 Depreciation Depreciation and amortization — GAAP 139.9 131.6 Amortization (4.2) (3.6) Venezuela depreciation (3.9) (0.7) Reorganization and Restructuring - (0.8) Depreciation — Non-GAAP 131.8 126.5 Reinvestment Ratio 0.9 1.1 27